Orion Lighting Provided 180 days – until May 29, 2018 - to Regain
Compliance with Nasdaq $1.00 Minimum Closing Bid Price Rule

MANITOWOC, WI – December 1, 2017 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a leading designer and U.S. manufacturer of high-performance, energy-efficient LED lighting products, announced today it has received a continued listing deficiency notice from The Nasdaq Stock Market LLC because its share price has not met the $1.00 minimum closing bid price requirement for 30 consecutive business days [Nasdaq Listing Rule 5550(a)(2) and 5810(c)(3)(A)]. This notice has no immediate effect on the Company’s Nasdaq listing or the trading of its common stock.

Nasdaq has provided Orion with a 180-day period, until May 29, 2018, in which to regain compliance with the minimum bid price requirement. If at any time during the compliance period, the closing bid price of Orion’s common stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide Orion with a written confirmation of compliance and the matter will be closed.

Orion CEO, Mike Altschaefl, commented, “The Board and I believe that Orion’s recent share price and modest market cap of roughly 0.4x sales for the last four quarters are a reflection of our past challenges and the transition of our business focus, rather than our growth and profitability goals for the remainder of the fiscal year ending March 31, 2018. We are confident that as we demonstrate progress toward our goals over the next four months, our performance should enhance Orion’s share price and market value and enable the Company to regain compliance with Nasdaq’s minimum bid price requirement before May 29, 2018.”

Mr. Altschaefl added, “I have focused the first six months of my tenure as CEO on working to put Orion on a path to sustainable growth and improved bottom-line results. We have largely repositioned the business to achieve those goals. We are confident that as we demonstrate results, our share price should better reflect Orion’s future prospects and support our regaining compliance with Nasdaq’s minimum $1.00 closing bid price rule.”

Potential Second 180-Day Compliance Period
Should Orion not regain compliance with the bid price requirement by May 29, 2018, it may be eligible for an additional 180-day compliance period if it meets the market value of publicly held shares requirement for continued listing, all other initial inclusion requirements for The Nasdaq Capital Market, except for the bid price requirement, and provides written notice that it intends to regain compliance with the bid price requirement during the second 180-day compliance period by effecting a reverse split, if necessary.

About Orion Energy Systems
Orion is a leading designer and producer of energy efficient lighting and retrofit lighting solutions for commercial and industrial buildings. Orion manufactures and markets connected lighting systems encompassing LED solid-state lighting and smart controls. Orion systems incorporate patented design elements that deliver significant energy, efficiency, optical and thermal performance that drive financial, environmental, and work-space benefits for a wide variety of customers, including nearly 40% of the Fortune 500.

Safe Harbor Statement
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project,"

"should," "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected, including, but not limited to, the following: (i) our ability to achieve our expected revenue growth, gross margin and EBITDA objectives in fiscal 2018 and beyond; (ii) our ability to achieve profitability and positive cash flows; (iii) our levels of cash and our limited borrowing capacity under our revolving line of credit; (iv) the availability of additional debt financing and/or equity capital; (v) our increasing emphasis on selling more of our products through third party distributors and sales agents, including our ability to attract and retain effective third party distributors and sales agents to execute our sales model; (vi) our ability to develop and participate in new product and technology offerings or applications in a cost effective and timely manner; (vii) our ability to manage the ongoing decreases in the average selling prices of our products as a result of competitive pressures in the evolving LED market; (viii) our ability to manage our inventory and avoid inventory obsolescence in a rapidly evolving LED market; (ix) our lack of major sources of recurring revenue and the potential consequences of the loss of one or more key customers or suppliers, including key contacts at such customers; (x) our ability to adapt to increasing convergence in the LED market; (xi) our ability to differentiate our products in a highly competitive market; (xii) the deterioration of market conditions, including our dependence on customers' capital budgets for sales of products and services; (xiii) our ability to complete and execute our strategy in a highly competitive market and our ability to respond successfully to market competition; (xiv) our increasing reliance on third parties for the manufacture and development of products and product components; (xv) our ability to successfully implement our strategy of focusing mainly on lighting solutions using LED technologies; (xvi) the market acceptance of our products and services; (xvii) our ability to realize expected cost savings on the timetable and amounts expected from our cost reduction initiatives; (xviii) adverse developments with respect to litigation and other legal matters pursuant to which we are subject, including the ongoing litigation initiated against us by our former chief executive officer; (xix) our failure to comply with the covenants in our revolving credit agreement; (xx) our fluctuating quarterly results of operations as we focus on new LED technologies and continue to focus investing in our third party distribution sales channel; (xxi) our ability to recruit, hire and retain talented individuals in all disciplines of our company; (xxii) price fluctuations, shortages or interruptions of component supplies and raw materials used to manufacture our products; (xxiii) our ability to defend our patent portfolio; (xxiv) a reduction in the price of electricity; (xxv) the cost to comply with, and the effects of, any current and future government regulations, laws and policies; (xxvi) potential warranty claims in excess of our reserve estimates; (xxvii) our inability to timely and effectively remediate any material weaknesses in our internal control of financial reporting and/or our failure to maintain an effective system of internal control over financial reporting and (xxviii) the other risks described in our filings with the SEC. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of the Company's Web site.

Twitter:     @OrionLighting and @OrionLightingIR
StockTwits:     @Orion_LED_IR

Investor Relations Contacts:

Bill Hull, CFO Orion Energy Systems, Inc. (312) 660-3575 or ir@oesx.com	William Jones; Tanya Kamatu Catalyst IR (212) 924-9800 or oesx@catalyst-ir.com

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